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                                                                    Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2002, included in this Form 10-K into Horizon Offshore, Inc.'s previously filed Registration Statements on Form S-3 (Registration No. 333-47246) as amended on June 6, 2001 and Form S-8 (Registration No. 333-62630) dated June 8, 2001.


Arthur Andersen LLP

Houston, Texas
March 25, 2002